Exhibit 10.12

Translated From Japanese

                           Monetary Loan Certification

Mitsubishi Tokyo UFJ Bank KK

Borrower:

Address: Nishi Shinjuku Showa Bldg 11F, 1-13-12 Nishi Shinjuku, Shinjuku-ku,
         Tokyo 160-0023 Tel: 03-5909-1561   Fax: 03-5909-1562

Name:    Global Hotline KK
         Hideki Anan

Borrower shall enter into a monetary loan agreement under approving each article in bank dealing contract with you.

Article 1: Monetary Loan

Borrower has received money form you based on conditions below.

1. Borrowing Amount: (Y)350,000,000

2. Use of proceeds: Operating capital

3. Interest rate: 2.775% annually, Ratio of damage 14%

4. Credit guarantee corporation

5. Repayment method

   (1) The first repayment date: 2007/10/31 Amount: (Y)17,500,000

       Final repayment date: 2012/7/31 (Y)17,500,000

   (2) The second repayment month: 2008/January (Y)17,500,000

       Term of repayment: until 2012/ April Every 3 months (Y)17,500,000

   (3) Repayment date is the end of month

   (4) In case repayment date is holiday, pay in the following day.

6. Interest payment method: Prepay

7. Bank account

Bank branch: Toritsu Daigaku Mae Branch

Account number: 1080373

Account holder: borrower

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